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                                                                    EXHIBIT 4.1

                             INTERPACKET GROUP, INC.

                            INVESTOR RIGHTS AGREEMENT

         THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is made as of November 12, 1999 by and among InterPacket Group, Inc., a Delaware corporation (the "Company"), the entities listed on the Schedule of Purchasers attached to this Agreement as EXHIBIT A (collectively, the "Purchasers") and Jonathan Gans, Peter Zimble, Julie Spira, James E. Kolsrud, Norman J. Pattiz, Jeffrey C. Barbakow, Joseph T. Arsenio II and Delaware Charter Guarantee & Trust Company TTEE FBO: Joseph T. Arsenio II (collectively, the "Stockholders").

                                    RECITALS

         WHEREAS, the Company and the Purchasers are entering into that certain Series A Convertible Preferred Stock Purchase Agreement dated of even date herewith (the "Series A Purchase Agreement") providing for, among other things, the sale by the Company to the Purchasers of shares of the Company's Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred");

         WHEREAS, the sale of the Series A Preferred to the Purchasers is conditioned upon the rights set forth herein being extended to each such Purchaser, and the Company desires to extend such rights herein; and

         WHEREAS, the Company and the Purchasers desire to extend certain rights herein to the Stockholders.

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1.       DEFINITIONS.

                  1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                   "COMMISSION" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Company's common stock, $.001 par value per share.

                  "COMMON STOCK EQUIVALENTS" means and includes all shares of Common Stock issued and outstanding at the relevant time plus (i) all shares of Common Stock that may be



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issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (ii) all shares of Common Stock that may be issued upon conversion or exchange of (A) any convertible securities, including without limitation, the Series A Preferred and all other preferred stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock, or (B) any such convertible securities issuable upon exercise of options, warrants or other rights that are then exercisable.

                  "HOLDER" shall mean each of the Purchasers (and their transferees as permitted by Section 1.6) holding Registrable Securities or securities convertible into or exercisable for Registrable Securities.

                  "INITIATING HOLDERS" shall mean Holders who in the aggregate hold at least thirty percent (30%) of the Registrable Securities and join in a request referred to in Section 1.2(a).

                  "OTHER HOLDERS" shall mean holders of Company securities, other than Holders, having rights or obligations arising from, or proposing to distribute their securities pursuant to, a registration referred to in this Agreement, including the Stockholders.

                  "REGISTRABLE SECURITIES" means (i) any Common Stock now held or hereafter acquired by any Holder and (ii) any Common Stock issued or issuable on conversion of the Series A Preferred now held or hereafter acquired by any Holder. Shares of Common Stock or other securities shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses, excluding Selling Expenses (as defined below), incurred by the Company in complying with Sections 1.2, 1.3 or 1.4 hereof, including, without limitation, all registration, qualification and filing fees, accounting fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the Holders selected by the Holders (or if no Holders shall be participating in such registration, then the one counsel for and selected by a majority of those participating Other Holders) and approved by the Company (which approval shall not be unreasonably withheld), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

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                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders and Other Holders. Such expenses shall be borne by Holders and Other Holders.

                  "SELLING HOLDERS" shall mean each Holder and Other Holder holding securities of the Company that are included in a registration statement under the Securities Act pursuant to this Agreement.

                  1.2      REGISTRATION RIGHTS.

                           (a) REQUEST FOR REGISTRATION. In case the Company
shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than thirty percent (30%) of the then outstanding Registrable Securities with an anticipated aggregate offering price, net of any underwriting discounts and commissions, in excess of $5,000,000 (a "Registration Notice"), the Company will:

                               (i) promptly give written notice of the
proposed registration, qualification or compliance to all other Holders and the Other Holders; and

                               (ii) as soon as practicable, use its best
efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder and securities of the same class and series held by any Other Holder joining in such request as are specified in a written request received by the Company from any Holder or Other Holder within twenty (20) days after such Holder's or Other Holder's receipt of such written notice from the Company. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.2:

                                    (A) In any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

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                                    (B) Prior to six (6) months after
the effective date of the Company's first registered public offering of its stock, if the underwriters of such public offering shall (1) release an aggregate of at least 50,000 shares of Common Stock but less than 200,000 shares of Common Stock from the applicable Lock Up Period (as defined below), then, subject to the other provisions of this Section 1.2(a)(ii), the Company shall be obligated at such time to effect a registration, qualification or compliance under this Section 1.2 with respect to the same percentage of Registrable Securities held by the Holders that such released shares represent in proportion to the total number of shares of Common Stock held by all of the holders of such released shares, (2) release an aggregate of 200,000 or more shares of Common Stock from the applicable Lock Up Period, then the limitations set forth in this clause (B) shall cease with respect to the transactions contemplated by such Registration Notice or (3) shorten such Lock Up Period with respect to all parties subject thereto (any of the foregoing releases, a "Lock Up Release"), in which case the six-month restriction set forth in this clause (B) shall be shortened to terminate simultaneously with such shortened Lock Up Period;

                                    (C) During the period starting with
the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company (other than with respect to a registration statement relating solely to a Commission Rule 145 transaction or a stock option or other employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, and provided further that, if such registration statement relates to an underwritten offering, then if a Lock Up Release shall be given, then the three-month restriction set forth in this clause (C) shall terminate or be reduced proportionately in accordance with the procedures set forth in Section 1.2(a)(ii)(B);

                                    (D) After the Company has effected
two (2) registrations pursuant to this Section 1.2, and the second of such registrations has been declared or ordered effective; or

                                    (E) If the Company shall furnish to
such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of a majority of the Outside Directors (as defined in the Series A Purchase Agreement) of the Board of Directors it would be detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

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         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities and the securities held by the Other Holders so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                           (b) UNDERWRITING.  In the event that a registration
pursuant to this Section 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Other Holders as part of the Registration Notice. In such event, the right of any Holder or Other Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder's or Other Holder's participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Holder's Registrable Securities or such Other Holder's securities in the underwriting to the extent requested shall be limited to the extent provided herein. The Company shall (together with all Holders and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of the Holders holding a majority of the Registrable Securities held by all Holders participating in the offering. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders and Other Holders proposing to distribute their securities through such underwriting, and the number of shares that may be included in the registration and underwriting shall be allocated, FIRST, among all participating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities on an as-converted basis held by such Holders at the time of filing the registration statement and, SECOND, among any Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder or Other Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty
(180) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require pursuant to Section 1.11 or to the extent that any entity or person participating in the offering is released, in whole or in part, from its "market standoff" agreement (in which event any time restriction of Purchaser will be released in a similar manner), and the Company shall use reasonable efforts to include in the related underwriting agreement language to reflect the foregoing provisions of this sentence.

                  1.3      COMPANY REGISTRATIONS.

                           (a) NOTICE OF REGISTRATION. If at any time or from
time to time the Company shall determine to register any of its securities of the same series and class as any of

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the Registrable Securities or any securities held by the Stockholders (or any securities convertible into or exchangeable or exercisable for shares of such series and class) either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to a stock option or other employee benefit plan, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) with respect to the Company's registration of shares of Common Stock in its initial public offering, the Company will:

                                    (A) promptly give to each Holder and Other
Holder written notice thereof; and

                                    (B) include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities and shares held by the Other Holders specified in a written request or requests received by the Company from any Holder or any Other Holder within twenty (20) days after such Holder's or Other Holder's receipt of such written notice from the Company.

                           (b)      UNDERWRITING.  If the registration of which
the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Other Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder and/or any Other Holder to registration pursuant to this
Section 1.3 shall be conditioned upon such Holder's and/or Other Holder's participation in such underwriting and the inclusion of their securities in the underwriting to the extent provided herein. All Holders and Other Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the securities to be included in such registration. The Company shall so advise all Holders and Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated, FIRST, to the Company (if the registration has been initiated by the Company), SECOND, among all the participating Holders in proportion to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement, and, THIRD, among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders, provided that in no event shall the number of Registrable Securities included in any such offering be reduced below 20% of the total number of securities in the offering. If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days with respect to the Company's initial public offering and 90 days otherwise after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require

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pursuant to Section 1.11 or to the extent that any entity or person participating in the offering is released, in whole or in part, from its "market standoff" agreement (in which event any time restriction of Purchaser will be released in a similar manner), and the Company shall use reasonable efforts to include in the related underwriting agreement language to reflect the foregoing provisions of this sentence.

                           (c)      RIGHT TO TERMINATE REGISTRATION. The Company
shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder or Other Holder has elected to include securities in such registration; provided, however, if the Holders elect to use their demand registration right pursuant to Section 1.2 hereof, then such registration shall be governed by Section 1.2 and it shall not be terminated.

                  1.4      REGISTRATIONS ON FORM S-3.

                           (a)      REQUEST FOR REGISTRATION.  If at any time or
from time to time any Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities with a reasonably anticipated aggregate price to the public of at least $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the participating Holders may reasonably request. The substantive provisions of
Section 1.3(b) shall be applicable to each such registration initiated under this Section 1.4 involving an underwriting.

                           (b)      LIMITATIONS.  Notwithstanding the foregoing,
the Company shall not be obligated to take any action pursuant to this Section 1.4:

                                    (i)     in any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (ii)    if the Company, within ten (10)
days of the receipt of the request of any Holder requesting registration under this Section 1.4, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating solely to a Commission Rule 145 transaction or a stock option or other employee benefit plan), provided that if the Company fails to effect such filing within such 90-day period, then the limitations set forth in this clause (ii) shall cease with respect to such Holder's request and, subject to the provisions of Sections 1.4(b)(i), (iii) and (iv), the Company shall be obligated to effect the registration in accordance with Section 1.4(a);

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                                    (iii) within a three (3) month period
immediately following the effective date of any registration statement pertaining to securities of the Company (other than with respect to a registration statement relating solely to a Commission Rule 145 transaction or a stock option or other employee benefit plan), provided that, if such registration statement relates to an underwritten offering, then if a Lock Up Release shall be given, then the three-month restriction set forth in this clause (iii) shall terminate or be reduced proportionately in accordance with the procedures set forth in Section 1.2(a)(ii)(B); or

                                    (iv) if the Company shall furnish to the
participating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of a majority of the Outside Directors (as defined in the Series A Purchase Agreement) of the Board of Directors it would be detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

                  1.5      EXPENSES OF REGISTRATION.

                           (a)      REGISTRATION EXPENSES.  The Company shall
bear all Registration Expenses incurred in connection with all registrations pursuant to Sections 1.2 and 1.3 and the first registration pursuant to Section
1.4. The Holders, pro rata based on the number of shares registered, shall bear all Registration Expenses incurred in connection with all registrations, other than the first such registration, pursuant to Section 1.4. In the event any Initiating Holders withdraw a Registration Notice, abandon a registration statement or, following an effective registration pursuant to Section 1.2 hereof, do not sell Registrable Securities, then all Registration Expenses in respect of such Registration Notice shall be borne, at the Initiating Holders' option, either by the Initiating Holders or by the Company. If borne by the Company, such withdrawn or abandoned registration shall be deemed to be an effective registration for purposes of Section 1.2(a)(ii)(D) hereof only if the reason for such abandonment or withdrawal was due to any cause within the control of Purchasers.

                           (b)      SELLING EXPENSES.  Unless otherwise stated,
all Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

                  1.6 REGISTRATION AND QUALIFICATION. If and whenever the Company is required to use its best efforts to effect the registration of any securities under the Securities Act pursuant to this Agreement, the Company will as promptly as is practicable:

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                           (a)      prepare and file with the Commission and use
its best efforts to cause to become effective, a registration statement under the Securities Act relating to the securities to be offered on such form as the Initiating Holders, or if not filed pursuant to Section 1.2 or Section 1.4 hereof, the Company, determines and for which the Company then qualifies;

                           (b)      prepare and file with the Commission such
amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or the expiration of one hundred twenty (120) days after such registration statement becomes effective; provided that such one hundred twenty (120) day period shall be extended in the case of a registration pursuant to Section 1.2 hereof for such number of days that equals the number of days elapsing from (i) the date the written notice contemplated by Section 1.6(f) hereof is given by the Company to (ii) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by
Section 1.6(f) hereof;

                           (c)      furnish to the Selling Holders and to any
underwriter of such securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Selling Holders or such underwriter may reasonably request;

                           (d)      make every reasonable effort to prevent the
issuance of any stop order suspending the effectiveness of such registration statement or to obtain the withdrawal of any order suspending the effectiveness of such registration statement as early as possible;

                           (e)      if requested by an Initiating Holder, (i)
furnish to each Selling Holder an opinion of counsel for the Company addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish to each Selling Holder a "comfort" or "special procedures" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and

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such other matters as an Initiating Holder may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

                           (f)      immediately notify the Selling Holders in
writing (i) at any time when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (i) or (ii) at the request of a Selling Holder prepare and furnish to such Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                           (g)      use its best efforts either (A) to cause all
such Registrable Securities to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange, or (B) to secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure listing on NASDAQ for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers, Inc.;

                           (h)      upon the transfer of shares by a Selling
Holder in connection with a registration hereunder, furnish unlegended certificates representing ownership of such securities being sought in such denominations as shall be requested by the Selling Holders or the underwriters;

                           (i)      use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement;

                           (j)      provide a transfer agent for the Common
Stock no later than the effective date of the first registration of any Registrable Securities;

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                           (k)      enter into such customary agreements
(including an underwriting agreement in customary form) and take such other actions as the selling Holders of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (l)      make available for inspection by any selling
Holder of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such selling Holder or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                           (m)      make such representations and warranties to
the selling Holders of Registrable Securities and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings; and

                           (n)      deliver promptly to each Holder
participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel and auditors relating to discussions with the Commission and its staff with respect to the registration statement.

                  1.7      INDEMNIFICATION.

                           (a)      BY THE COMPANY.  In the event of any
registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will and hereby does indemnify and hold harmless, to the fullest extent permitted by law, each Holder, each of its officers, fiduciaries, employees, stockholders, directors and general and limited partners (and the officers, fiduciaries, employees, stockholders and directors thereof), and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter or Qualified Independent Underwriter, if any, and each person who controls any underwriter or Qualified Independent Underwriter within the meaning of Section 15 of the Securities Act, against all costs, expenses, claims, losses, damages, liabilities, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") (including any Claims incurred in settlement of any litigation, commenced or threatened) to which each such indemnified party may be subject under the Securities Act or otherwise insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements

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therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse each Holder, each of its officers, fiduciaries, employees, stockholders, directors and partners, each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Claim, provided that the Company will not be liable in any such case to the extent that any such Claim, arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this subsection (a) to reimburse legal fees and expenses of more than one separate counsel for the Holders. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                           (b)      BY THE HOLDERS. In the event of any
registration of any securities of any Holder under the Securities Act pursuant to this Agreement, each Holder will and hereby does indemnify and hold harmless, to the fullest extent permitted by law, the Company and each other Holder, and each of their respective officers, fiduciaries, employees, stockholders, directors and general and limited partners (and the officers, fiduciaries, employees, stockholders and directors thereof), and each person controlling the Company and such other Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter or Qualified Independent Underwriter, if any, and each person who controls any underwriter or Qualified Independent Underwriter within the meaning of Section 15 of the Securities Act, against all Claims (including any Claims incurred in settlement of any litigation, commenced or threatened) to which each such indemnified party may be subject under the Securities Act or otherwise insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by such Holder of any federal, state or common law rule or regulation applicable to such Holder and relating to action required of or inaction by such Holder in connection with any such registration, and such Holder will reimburse the Company and each other Holder, and each of their respective officers, fiduciaries, employees, stockholders, directors and partners, each person controlling the Company or such other Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Claim, provided that, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) or violation is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the shares sold by such Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                           (c)      PROCEDURE FOR INDEMNIFICATION.  Each party
indemnified under paragraph (a) or (b) of this Section 1.7 (the "Indemnified Party") shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 1.7, unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this Section 1.7 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (ii) in the event the Indemnifying Party has not assumed the defense thereof within ten (10) days of receipt of notice of such claim or commencement of action, and in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party or (iii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof, it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

                           If the indemnification provided for in this Section
1.7 shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied specifically for use in any registration statement, prospectus, offering circular or other similar document by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in the Company. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.7 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.7. In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Selling Holder in connection with the sale of securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnification and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                  1.8 INFORMATION BY SELLING HOLDERS. The Holders in any registration shall furnish to the Company such information regarding such Holders as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

                  1.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use its best efforts to:

                           (a)      Make and keep public information available,
as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                           (b)      File with the Commission in a timely manner
all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (c)      Furnish to any Holder forthwith upon request
a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

                  1.10 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 1.2, 1.3 and 1.4 and Stockholders under Section 1.3 may be assigned in connection with any transfer or assignment of Registrable Securities by a Holder or securities by a Stockholder provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) such transfer is effected in compliance with the restrictions on transfer contained in any agreement between the Company and the Holder or the Stockholder and (c) such assignee or transferee agrees in writing to be bound by the terms of this Agreement and assumes all of the obligations of the transferring Holder or Stockholder hereunder. Subject to the terms of Section 1.12, no transfer or assignment will divest a Holder or Stockholder or any subsequent owner of such rights and powers unless all Registrable Securities held thereby, in the case of a Holder or a transferee thereof, are transferred or assigned.

                  1.11 "MARKET STAND-OFF" AGREEMENT. Each Holder and Stockholder hereby agrees that, during the period of duration specified by the Company or by an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period (such period, whether or not it relates to such a first sale to the public, is referred to elsewhere in this Agreement as a "Lock Up Period"), except the securities included in such registration; provided, however, that:

                           (a)      all officers and directors of the Company
and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

                           (b)      such market stand-off time period shall not
(i) exceed one hundred eighty (180) days in connection with the first registration statement of the Company which covers Common Stock or other securities to be sold on its behalf to the public, and (ii) exceed ninety (90) days with respect to any subsequent registration statement, provided that if an underwriting agreement entered into in connection with an offering has a shorter market stand-off period than that period set forth in this clause (b), then such period shall be reduced to the shorter period, and provided further that, no Holder shall be subject to any such market stand-off period under this clause
(b)(ii) with respect to any such subsequent registration statement unless any securities of the Company held by the Holder are included in such registration statement.

                  Notwithstanding the foregoing, the obligations described in this Section 1.11 shall not apply to a registration relating solely to stock option or other employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4, Form S-14 or Form S-15 or similar forms which may be promulgated in the future. In the event that the underwriter or underwriters of such offering of Common Stock shall release any shares of Common Stock from any stand-off contained in an underwriting agreement or similar agreements, such release will apply to the similar restrictions herein on a pro-rata basis among all holders of Common Stock subject to such agreement or similar agreements.

                  This Section 1.11 shall be binding on all transferees or assignees of Registrable Securities or securities previously held by a Stockholder, whether or not such persons are entitled to registration rights pursuant to Section 1.10, and if requested by the Company, any such transferee or assignee shall confirm in writing its agreement to be bound by the provisions hereof.

                  1.12 TERMINATION OF REGISTRATION RIGHTS. Except for the provisions of Section 1.11, the registration rights granted in Sections 1.2, 1.3 and 1.4 shall terminate, with respect to each Holder and Stockholder, as applicable, at such time as either (a) all Registrable Securities or securities of the Company held by such Holder or Stockholder, respectively, can be sold pursuant to Rule 144(k) without compliance with the registration requirements of the Securities Act or (b) all Registrable Securities or securities of the Company held by such Holder or Stockholder, respectively, constitute less than one percent (1.0%) of the fully diluted voting securities of the Company and can be sold without volume limitations under Rule 144. The respective indemnities, representations and warranties of the Holders, Stockholders and the Company shall survive such termination.

                  1.13 NO INCONSISTENT AGREEMENTS. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of the Purchasers holding a majority of the Registrable Securities, the Company will not on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions in this Agreement are (insofar as they are applicable) to the Purchasers, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Securities so that the Purchasers shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

                  1.14 RIGHT OF FIRST OFFER BY THE COMPANY. The Company hereby grants to each Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to the Holders in accordance with the following provisions.

                           (a)      The Company shall deliver a notice
("Notice") to the Holders stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

                           (b)      By written notification received by the
Company, within twenty (20) calendar days after receipt of the Notice, each Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued to and held by that Holder bears to the total number of shares of Common Stock then outstanding (assuming full conversion of all convertible securities).

                           (c)      If all Shares that the Holders are entitled
to obtain pursuant to subsection 1.14(b) are not elected to be obtained as provided in such subsection, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 1.14(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Holders in accordance herewith.

                           (d)      The right of first offer in this Section
1.14 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their services; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Securities Act; (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities as to which the Holders have previously been afforded a right to purchase under this Section 1.14; (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; or (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, provided such issuances are for other than primarily equity financing purposes and provided that at the time of any such issuance, the aggregate of such issuance and similar issuances in the preceding twelve month period do not exceed 1% of the then outstanding Common Stock (assuming full conversion and exercise of all convertible and exercisable securities) and provided, further, that the aggregate of all such issuances referred to in this Section 1.14(d) shall not exceed 3.1 million shares of Common Stock (before making applicable or appropriate adjustment for any stock splits, stock dividends and the like following the date of this Agreement) and any such issuances in excess of such amount shall be otherwise subject to the terms of this Section 1.14.

         2.       MISCELLANEOUS.

                  2.1 WAIVERS AND AMENDMENTS. With the written consent of the Company and the Purchasers holding more than 75% of the Registrable Securities, the obligations of the Company and the rights of the Purchasers under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of the Board of Directors, may amend this Agreement or enter into a supplementary agreement for the purpose of adding any provisions to this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the above percentage of Registrable Securities, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of 75% of the Registrable Securities. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon each Purchaser, each future holder of any Registrable Securities, each Stockholder and the Company.

                  2.2 NOTICES. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a facsimile (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by facsimile outside of normal business hours) and shall be mailed by registered or certified mail or by a nationally recognized overnight courier, postage prepaid, or otherwise delivered by hand, messenger, or facsimile (as provided above) addressed (a) if to a Purchaser, at the address or facsimile number for such Purchaser set forth on the signature pages hereto or at such other address or facsimile number as such Purchaser shall have furnished to the Company in writing, (b) if to any Stockholder, at the address or facsimile number for such Stockholder set forth on the signature pages hereto, (c) if to any other holder of securities of the Company entitled to notices and other communications hereunder, at such address or facsimile number as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address or facsimile number to the Company, then to and at the address or facsimile number of the last holder of such securities who has so furnished an address or facsimile number to the Company, or (d) if to the Company, to 1901 Main Street, 2nd Floor, Santa Monica, California 90405 addressed to the attention of the Corporate Secretary (or at such other address as the Company shall have furnished in writing to the Purchasers) with a copy to Riordan & McKinzie, 300 South Grand Avenue, 29th Floor, Los Angeles, California 90071,
Attention: Timothy F. Sylvester, Esq.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if by nationally recognized overnight courier, the following business day after it has been timely delivered to or deposited with such courier, addressed and mailed as aforesaid, or, if by facsimile, pursuant to the above, when received.

                  2.3 DESCRIPTIVE HEADINGS. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

                  2.4 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the State of Delaware as applied to agreements among California residents, made and to be performed entirely within the State of Delaware.

                  2.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

                  2.6 FACSIMILE SIGNATURES. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

                  2.7 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  2.8 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

                  2.9 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

                  2.10 SEPARABILITY; SEVERABILITY. Unless expressly provided in this Agreement, the rights of each Purchaser and Stockholder under this Agreement are several rights, not rights jointly held with any other Purchasers or Stockholders. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Purchaser or Stockholder shall not affect the validity, legality or enforceability of this Agreement with respect to the other Purchasers or Stockholders. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                  2.11 STOCK SPLITS. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

                  2.12 REMEDIES. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  2.13 FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                     SIGNATURE PAGE FOR INTERPACKET GROUP, INC.
                            INVESTOR RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

COMPANY:                        INTERPACKET GROUP, INC., a
                                Delaware corporation

                                By:      /s/ Jonathan Gans
                                         -------------------------------
                                         Name:    Jonathan Gans
                                         Title:   Chief Executive Officer

                                Address:          1901 Main Street
                                                  Santa Monica, CA  90405
                                                  Fax: (310) 382-3310

PURCHASERS:                     PEQUOT PRIVATE EQUITY FUND II, L.P., a
                                Delaware limited partnership

                                By:      /s/ Amiel Peratz
                                         -------------------------------
                                         Name:    Amiel Peratz
                                         Title:   Chief Operating
                                                  Officer--Pequot Capital
                                                  Management, as Investment
                                                  Manager

                                Address:          500 Nyala Farm Road
                                                  Westport, CT 06880
                                                  Fax:  (203) 429-2400

                                INTEL CORPORATION, a
                                Delaware corporation

                                By:      /s/ Arvind Sodhani
                                         -------------------------------
                                         Name:    Arvind Sodhani
                                         Title:   Vice President & Treasurer

                                Address:          2200 Mission College Blvd.
                                                  Santa Clara, CA  95052
                                                  Attn: M&A Portfolio
                                                  Manager - M/S RN6-46
                                                  Fax No. (408) 765-6038

                                With copies to:

                                            Intel Corporation
                                            2200 Mission College Blvd.
                                            Santa Clara, CA  95052
                                            Attention:  General Counsel
                                            Fax No. (408) 765-1859

                                BAYSTAR CAPITAL, L.P., a
                                Delaware limited partnership

                                     By:    BayStar Capital Management LLC,
                                            its General Partner

                                            By:      /s/ Steven M. Lamar
                                                     -----------------------
                                                     Name:  Steven M. Lamar
                                                     Title:   Vice President

                                            Address:    1500 West Market Street,
                                                        Suite 200
                                                        Mequon, WI  53092
                                                        Fax: (415) 835-3777

                                H&Q INTERPACKET GROUP INVESTORS, LLC

                                By:      /s/ Robert N. Savoie
                                         ------------------------------
                                         Name:   Robert N. Savoie
                                         Title:  Tax Director,
                                                 Attorney-in-Fact

                                Address:    One Bush Street
                                            San Francisco, CA  94104

                            HAMBRECHT & QUIST CALIFORNIA

                            By:      /s/ Robert N. Savoie
                                     -----------------------------------
                                     Name:  Robert N. Savoie
                                     Title: Tax Director, Attorney-in-Fact

                            Address:    One Bush Street
                                        San Francisco, CA  94104

                            HAMBRECHT & QUIST EMPLOYEE VENTURE
                            FUND, L.P. II

                            By:      H&Q Venture Management, L.L.C.,
                                     its General Partner

                                     By:      /s/ Robert N. Savoie
                                              ---------------------------
                                              Name:  Robert N. Savoie
                                              Title: Tax Director,
                                                     Attorney-in-Fact

                                     Address: One Bush Street
                                              San Francisco, CA  94104

                            ACCESS TECHNOLOGY PARTNERS, L.P.

                            By: Access Technology Management, L.L.C., its General Partner

                                     By:      H&Q Venture Management, L.L.C.,
                                              its Managing Member

                                              By:      /s/ Robert N. Savoie
                                                       -----------------------
                                                       Name:  Robert N. Savoie
                                                       Title: Tax Director,
                                                              Attorney-in-Fact

                                              Address:  One Bush Street
                                                        San Francisco, CA  94104

                                ACCESS TECHNOLOGY PARTNERS BROKERS
                                FUND, L.P.

                                By:      H&Q Venture Management, L.L.C.,
                                         its General Partner

                                         By:      /s/ Robert N. Savoie
                                                  ----------------------------
                                                  Name:  Robert N. Savoie
                                                  Title: Tax Director,
                                                         Attorney-in-Fact

                                         Address:       One Bush Street
                                                        San Francisco, CA  94104

STOCKHOLDERS:                   /s/ Jonathan Gans
                                ----------------------------------------------
                                Jonathan Gans

                                            Address:
                                                    --------------------------
                                                    --------------------------
                                /s/ Peter Zimble
                                ----------------------------------------------
                                Peter Zimble

                                            Address:
                                                    --------------------------
                                                    --------------------------
                                /s/ Julie Spira
                                ----------------------------------------------
                                Julie Spira

                                            Address: 13219 Fiji Wy. #F
                                                    --------------------------
                                                     Marina del Rey, CA 90292
                                                    --------------------------
                                /s/ James E. Kolsrud
                                ----------------------------------------------
                                James E. Kolsrud

                                            Address: 1021 23rd St.
                                                    --------------------------
                                                     Santa Monica, CA 90403
                                                    --------------------------
                                /s/ Norman J. Pattiz
                                ----------------------------------------------
                                Norman J. Pattiz

                                            Address:
                                                    --------------------------
                                                    --------------------------

                                /s/ Jeffrey C. Barbakow
                                ----------------------------------------------
                                Jeffrey C. Barbakow

                                          Address:
                                                    --------------------------
                                                    --------------------------
                                /s/ Joseph T. Arsenio II
                                ----------------------------------------------
                                Joseph T. Arsenio II

                                          Address:
                                                    --------------------------
                                                    --------------------------

                                          DELAWARE CHARTER GUARANTEE & TRUST
                                          COMPANY TTEE FBO: JOSEPH T. ARSENIO II

                                          By:      /s/ Kathleen Grunewald
                                                   ---------------------------
                                                   Name:  Kathleen Grunewald
                                                   Title: IRA Controller,
                                                          Per Limited Power
                                                          of Attorney

                                          Address: One Bush Street, 13th Floor
                                                   --------------------------
                                                   San Francisco, CA 94121
                                                   --------------------------

PURCHASERS:                  BAYSTAR INTERNATIONAL LTD, a
                             British Virgin Island corporation

                             By:   BayStar International Management, LLC,
                                   its General Partner

                                   By:   /s/ Steven M. Lamar
                                         --------------------------------
                                         Name:  Steven M. Lamar
                                         Title:   Vice President

                                   Address: 1500 West Market Street, Suite 200 Mequon, WI 53092
                                              Fax: (415) 835-3777

                                                     EXHIBIT A

Pequot Private Equity Fund II, L.P.

Intel Corporation

BayStar Capital, L.P.

BayStar International Ltd.

H&Q InterPacket Group Investors, LLC

Hambrecht & Quist California

Hambrecht & Quist Employee Venture Fund, L.P. II

Access Technology Partners, L.P.

Access Technology Partners Brokers Fund, L.P.